                                                                   EXHIBIT 10.40

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO iBASIS, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(C) ABOVE), IT WILL FURNISH TO U.S. NATIONAL BANK ASSOCIATION, AS FISCAL AGENT (OR A SUCCESSOR FISCAL AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE FISCAL AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. NATIONAL BANK ASSOCIATION, AS FISCAL AGENT (OR A SUCCESSOR FISCAL AGENT, AS APPLICABLE). THE FISCAL AGENCY AGREEMENT CONTAINS A PROVISION REQUIRING THE FISCAL AGENT TO REFUSE TO

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REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGIONG RESTRICTION.

     THE TERMS OF THIS NOTE ARE SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JANUARY 30, 2003, AMONG SILICON VALLEY BANK, THE CREDITORS NAMED THEREIN AND U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT AND FISCAL AGENT.

     THE TERMS OF THIS NOTE ARE FURTHER SUBJECT TO THAT CERTAIN COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 21, 2003, AMONG THE SYMPHONY FUNDS NAMED THEREIN, THE EXCHANGING HOLDERS NAMED THEREIN AND U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME.

                                  iBASIS, INC.

                               iBASIS GLOBAL, INC.

                       11.5% SENIOR SECURED NOTE DUE 2005

                                                              CUSIP: 450732 AB 8

No.: N-2                                                             $19,075,000

     iBasis, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware, and iBasis Global, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein collectively called the "Issuer", which term includes any successor corporation under the Fiscal Agency Agreement referred to on the reverse hereof), for value received hereby, on a joint and several basis, promise to pay to Cede & Co. or registered assigns, the principal sum of Nineteen Million Seventy-five Thousand Dollars ($19,075,000) on January 15, 2005, at the office or agency of the Issuer maintained for that purpose in accordance with the terms of the Fiscal Agency Agreement, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 2003, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 11.5%, from January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from January 30, 2003 (regardless of whether such date occurs prior to the date on which this Note is issued), until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15; provided, however, that if the Issuer shall default in the payment of interest due on such January 15 or July 15, then this Note shall bear interest from the next preceding January 15 or July 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from January 30, 2003 (regardless of whether such date occurs prior to the date on which this Note is issued). Except as otherwise provided in the Fiscal Agency Agreement or the Exchange Agreement referred to on the reverse hereof, the interest payable on the Note pursuant to the Exchange Agreement on any January 15 or July 15 will be paid to the Person entitled thereto as it appears in the Note register at the close of business on the record date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, as provided in the Fiscal Agency Agreement; provided, however, that any such interest not punctually paid or duly provided for shall be payable as provided in the Exchange Agreement or the Fiscal Agency Agreement. Interest may, at the option of the Issuer, be paid either (i) by check mailed to the registered address of such Person (provided that the holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer of immediately available funds) or (ii) by transfer to an account maintained by such Person located in the United States; provided, however, that payments to the Depositary will

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be made by wire transfer of immediately available funds to the account of the
Depositary or its nominee.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Debt, as defined in the Subordination Agreement referred to on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without regard to the principles of conflicts of laws.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Fiscal Agent or a duly authorized authenticating agent under the Fiscal Agency Agreement.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                                        iBASIS, INC.


                                        By:       /s/ Ofer Gneezy
                                            ------------------------------------
                                            Name:  Ofer Gneezy
                                                   -----------------------------
                                            Title: President & CEO
                                                   -----------------------------


                                        iBASIS GLOBAL, INC.


                                        By:       /s/ Richard Tennant
                                            ------------------------------------
                                            Name:  Richard Tennant
                                                   -----------------------------
                                            Title: Treasurer and CFO
                                                   -----------------------------

Dated: February 21, 2003


FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Fiscal Agency Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Fiscal Agent


By:        /s/ John Brennan
    ------------------------------------
    Name:  John A. Brennan
    Title: Trust Officer


By:
    ------------------------------------
          As Authenticating Agent
     (if different from Fiscal Agent)

                                 REVERSE OF NOTE

                                  iBASIS, INC.

                               iBASIS GLOBAL, INC.

                       11.5% SENIOR SECURED NOTES DUE 2005


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 11.5% Senior Secured Notes Due 2005 (herein called the "Notes"), limited to the aggregate principal amount of $19,075,000, all issued or to be issued under and pursuant to (x) a Securities Exchange Agreement dated as of January 30, 2003 (herein called the "Symphony Exchange Agreement"), among the Issuer, iBasis Securities Corporation, the Symphony Funds party thereto and U.S. Bank National Association, as collateral agent (herein called the "Collateral Agent"), and (y) a Securities Exchange Agreement dated as of February 21, 2003 (herein called the "Permitted Exchange Agreement" and, together with the Symphony Exchange Agreement, the "Exchange Agreements"), among the Issuer, iBasis Securities Corporation, the Exchanging Holders party thereto and the Collateral Agent, to which Exchange Agreements and all exchange agreements supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Collateral Agent, the Issuer and the holders of the Notes. The Issuer has appointed U.S. Bank National Association as fiscal agent, (herein called the "Fiscal Agent") and as paying agent in respect of the Notes upon the terms and subject to the conditions contained in a Fiscal Agency Agreement dated as of January 30, 2003, as amended by Amendment No. 1 to Fiscal Agency Agreement dated as of February 21, 2003 (as amended, the "Fiscal Agency Agreement"), between the Issuer and the Fiscal Agent.

     In case an Event of Default (as defined in the Exchange Agreements) shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared by either the Collateral Agent or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Exchange Agreements.

     The Exchange Agreements contain provisions prohibiting the changing, waiver, discharge or termination of the Exchange Agreements without the consent of each holder of a Note directly affected thereby if such change, waiver, discharge or termination shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, (ii) amend, modify or waive the provisions of Section
13.4 of either Exchange Agreement, (iii) reduce the percentage specified in, or otherwise modify the definition of "Demand Holders" or "Required Holders" stated therein, (iv) consent to the assignment or transfer by the Issuer of any of its rights and obligations under the Exchange Agreements, (v) establish any new obligations for any holder of a Note not relating to the subject matter of the Exchange Agreements or (ii) release all or substantially all of the collateral or guarantees with respect to the Obligations specified in the Exchange Agreements. Subject to the provisions of the Exchange Agreements, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past Default or Event of Default under the Exchange Agreements and its consequences except a default in the payment of interest. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Exchange Agreements) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Subordination Agreement dated as of January 30, 2003 (herein called the "Subordination Agreement"), among the Investors party thereto, Silicon Valley Bank, and U.S. Bank National Association, subordinated and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Subordination Agreement), and this Note is issued subject to the provisions of the Subordination Agreement with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions.

     No reference herein to the Exchange Agreements, the Fiscal Agency Agreement or the Subordination Agreement and no provision of this Note or of the Exchange Agreements, the Fiscal Agency Agreement or the Subordination Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

     The Notes are issuable in registered form, without coupons, in denominations of $1,000 principal amount and any integral multiple of $1,000. At the office or agency of the Issuer referred to on the face hereof, and in the manner and subject to the limitations provided in the Exchange Agreements, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

     The Notes may be prepaid at the election of the Issuer, as a whole or in part from time to time, at any time, upon notice as set forth in Section 4.2 of the Exchange Agreements, at the following prepayment prices (expressed in percentages of the outstanding principal amount of the Note, as the case may be, being prepaid) plus accrued and unpaid interest on such prepaid principal amount to the prepayment date, MINUS the number of percentage points reflected by the product of (i) 10.1695 and (ii) the difference between (A) the average closing trading price of the Common Stock of iBasis, Inc. (the "Common Stock") for the five trading days immediately prior to, but not including, the date of such prepayment and (B) the Common Stock price denoted below in the column titled "Minimum Common Stock Price" (the "Note Prepayment Price"); provided, however, that in no event shall the Note Prepayment Price be less than 100% of the outstanding principal amount of the Notes to be prepaid, plus accrued and unpaid interest on such principal amount to the prepayment date:

                                              PERCENTAGE OF
                                              OUTSTANDING PRINCIPAL   MINIMUM COMMON
DATE OF PREPAYMENT                            AMOUNT                  STOCK PRICE
------------------                            ---------------------   --------------

     After           Prior To and Including
     -----           ----------------------
January 15, 2003          July 15, 2003                    123.0000%         $ 2.25

July 15, 2003             January 15, 2004                 117.2500%         $ 3.50

January 15, 2004          July 15, 2004                    111.5000%         $ 4.25

July 15, 2004             January 15, 2005                 105.7500%         $ 5.00

     If a Change of Control (as defined in the Exchange Agreements) occurs at any time prior to maturity of the Notes, the Issuer shall, within one Business Day, make an offer to prepay all of the Notes then outstanding at the Note Prepayment Price set forth above. If the Issuer or any Subsidiary receives any Net Asset Sale Proceeds (as defined in the Exchange Agreements) in excess of $250,000 (or if a Default or an Event of Default shall then exist, regardless of amount), which in each such case does not result in a Change of Control, then the Issuer shall, within one Business Day pay (or cause its Subsidiary receiving such proceeds to pay) to the holders as a prepayment of the Notes the lesser of
(a) the amount of such Net Asset Sale Proceeds and (b) the Aggregate Prepayment Amount (excluding any portion of such Net Asset Sale Proceeds which so long as no Default or Event of Default exists, (x) in the case of proceeds of business interruption insurance, is used in the ordinary course of the Issuer's and its Subsidiaries' business and (y) in the case of proceeds of casualty insurance, is applied for the purpose of replacing, repairing, restoring or rebuilding the relevant tangible property).

     Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer maintained for that purpose in accordance with the terms of the Fiscal Agency Agreement, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof; subject to the limitations provided in the Exchange Agreements and the Fiscal Agency Agreement, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

     The Issuer, the Fiscal Agent, any authenticating agent, any paying agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or any Note registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Issuer nor the Fiscal Agent nor any other authenticating agent nor any paying agent nor other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

     No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer in the Exchange Agreements or any supplemental exchange agreement or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

     Terms used in this Note and defined in the Exchange Agreements are used herein as therein defined.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenant by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ____________ Custodian _____________
                            (Cust)                 (Minor)

     under Uniform Gifts to Minors Act

     --------------------------------------------
                       (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

---------------------------------------------------------------

---------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
           (Please print or typewrite name and address including postal zip code of assignee)


---------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints


---------------------------------------------------------------

Attorney to transfer said Note on the books of the Issuer, with full power of substitution in the premises.

     In connection with any transfer of the Note (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

     / /  To iBasis, Inc. or a subsidiary thereof; or

     / / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

     / /  The transferee is an Affiliate of the Issuer.

Dated:____________


                                              ----------------------------------

                                              ----------------------------------
                                              Signature(s)

                                              Signature(s) must be guaranteed by
                                              an "eligible guarantor
                                              institution" meeting the
                                              requirements of the Note
                                              registrar, which requirements
                                              include membership or
                                              participation in the Security
                                              Transfer Agent Medallion Program
                                              ("STAMP") or such other "signature
                                              guarantee program" as may be
                                              determined by the Note registrar
                                              in addition to, or in substitution
                                              for, STAMP, all in accordance with
                                              the Securities Exchange Act of
                                              1934, as amended.


                                              ----------------------------------
                                              Signature Guarantee

NOTICE: The signature of the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.